UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): December 29, 2010

                           FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                           -------------------------------------
                   (Exact name of Registrant as specified in its charter)


     Nevada                         000-29649                    91-1922863
----------------------------     ----------------------      ------------------
(State or other jurisdiction    (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
        ---------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

                                       N/A
                         ------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Securities Holders.

      The annual meeting of Flexible Solutions' shareholders was held on December 29, 2010. At the meeting the following persons were elected as directors for the upcoming year:

                Name                  Votes For       Votes Withheld

            Daniel O'Brien            6,266,000             0
            Dr. Robert O'Brien        6,266,000             0
            John H. Bientes           6,266,000             0
            Dale Friend               6,266,000             0
            Eric Hodges               6,266,000             0

      At the meeting the following proposals were ratified by the shareholders.

     (1) to approve an option granted to John Bientjes which allows Mr. Bientjes to purchase 5,000 shares of the Company's common stock at a price of $1.50 per share at any time after December 31, 2010 and on or before December 31, 2014;

     (2) to approve an option granted to Dale Friend which allows Ms. Friend to purchase 5,000 shares of the Company's common stock at a price of $1.50 per share at any time after December 31, 2010 and on or before December 31, 2014;

     (3) to approve an option granted to Eric Hodges which allows Mr. Hodges to purchase 5,000 shares of the Company's common stock at a price of $1.50 per share at any time after December 31, 2010 and on or before December 31, 2014;

     (4) to approve appointment of Meyers, Norris, Penny, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010;

     The following is a tabulation of votes cast with respect to these proposals:

                                     Votes
                     -------------------------------------         Broker
    Proposal           For        Against      Abstain           Non-Votes

      1.             6,266,000         0           0                 0
      2.             6,266,000         0           0                 0
      3.             6,266,000         0           0                 0
      4.             6,266,000         0           0                 0

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 29, 20210.

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                     ---------------------------------------
                                     Daniel B. O'Brien, President and
                                        Chief Executive Officer